EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Secure Luggage Solutions Inc. for the period ending March 31, 2014, I, Don Bauer, Chief Executive Officer (Principal Executive Officer/Principal Financial Officer) and Chief Financial Officer (Principal Financial Officer) of Secure Luggage Solutions Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending March 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the period ending March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Secure Luggage Solutions Inc.

Date: October 21, 2014	By:	/s/ Don Bauer
Don Bauer
President/Chief Executive Officer (Principal Executive Officer/Principal Financial Officer)

Date: October 21, 2014	By:	/s/ Don Bauer
Don Bauer
Chief Financial Officer (Principal Financial Officer)